UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 12, 2005

ST. JOHN KNITS INTERNATIONAL, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	333-73107	52-2303510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17622 Armstrong Avenue, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(949) 863-1171

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 12, 2005, St. John Knits International, Incorporated (the “Company”) issued a press release announcing that it had entered into a new employment agreement with its Creative Director, Kelly Gray, and had extended the employment agreement with its Chief Designer, Marie Gray. In addition, the press release announced that Robert Green had been appointed to serve as the Company’s Executive Vice President—Sales & Marketing, Max Weinstein had been appointed to serve as the Company’s Executive Vice President—Operations, and that, effective upon her joining the Company on or about February 7, 2005, Elfriede (Elfie) Campbell was appointed to serve as the Company’s Executive Vice President—Human Resources. Each of the newly employed officers has entered into an employment agreement with the Company and has been, or will be upon commencing employment, granted options to acquire shares of the Company’s common stock. The material terms of such amendment, the employment agreements and options are described below.

Marie Gray Employment Agreement Amendment

On January 10, 2005, the Company and Marie Gray entered into an amendment of her employment agreement extending the term thereof by one year to December 31, 2005. Marie Gray also serves as a member of the Company’s Board of Directors.

Kelly Gray Employment Agreement

On the same date, the Company also entered into a new employment agreement with Kelly Gray replacing her previous agreement which expired on December 31, 2004. Her new agreement, which provides that she will continue to serve as the Company’s Creative Director, expires December 31, 2007, subject to automatic one-year extensions if neither the Company nor Ms. Gray notifies the other at least 90 days prior to the original expiration date, or the end of any applicable extension period, that the term shall not be extended. The agreement provides that Ms. Gray will receive an annual base salary of $650,000 in calendar 2005 and $750,000 in calendar 2006 and 2007. For any extensions of the term beyond the third year, her base salary will be determined by the Chief Executive Officer and approved by the Board of Directors. However, at no time will her base salary be less than that of the highest paid designer of the Company, other than Marie Gray.

She is also eligible to receive an annual bonus with respect to each year during the term of the agreement of up to $200,000 in calendar 2005 and up to 30% of her base salary in each calendar year thereafter, based on achievement of Company and individual performance goals approved by the Board of Directors. Ms. Gray is also entitled to receive an automobile allowance of $2,000 per month and to participate in the Company’s clothing allotment program, and its other employee plans and benefits. In addition, in calendar 2005, Ms. Gray will receive a modeling fee of $250,000.

In the event of termination of Kelly Gray’s employment by the Company with “cause,” by her without “good reason,” or due to her death or disability, the employment agreement provides that she will receive salary, bonus and benefits earned through the date of termination (“Accrued Rights”). In the event of termination of employment by the Company without “cause,” or by Ms. Gray with “good reason,” she will receive (i) a lump sum payment, within 60 days of the beginning of the following year, equal to a pro rata portion of the annual bonus that she would have earned in the year in which termination occurred if she had remained employed, (ii) continuation of base salary payments for eighteen months, (iii) continuation of health insurance coverage, at the Company’s cost, for eighteen months, (iv) any unpaid portion of the $250,000 modeling fee for 2005 and (v) her Accrued Rights. In addition, if the Company elects not to extend the term of the agreement at the end of the initial term or any renewal period, then she will be entitled to receive the same benefits as if she were terminated by the Company without cause, except that the continuation of base salary and health insurance coverage shall be reduced to nine months. Kelly Gray also serves as a member of the Company’s Board of Directors.

Robert Green Employment Agreement

On December 24, 2004, the Company entered into an employment agreement with Robert Green, who will serve as the Company’s Executive Vice President—Sales and Marketing. The agreement expires December 24, 2009, subject to automatic one-year extensions if neither the Company nor Mr. Green notifies the other at least 90 days prior to the original expiration date, or the end of any applicable extension period, that the term shall not be extended. The agreement provides that Mr. Green will receive an annual base salary of $520,000, $520,000, $570,000, $620,000 and $620,000 during the first, second, third, fourth and fifth years of the term, respectively. For any extensions of the term beyond the fifth year, his base salary will be determined by the Chief Executive Officer and approved by the Board of Directors.

Mr. Green is also eligible to receive an annual bonus with respect to each fiscal year during the term of the agreement of up to 50% of his base salary, based on achievement of Company and individual performance goals approved by the Board of Directors, provided, however, that he is entitled to a minimum annual bonus with respect to the first fiscal year of no less than 25% of his base salary. Mr. Green is also entitled to receive a starting bonus of $50,000, which is repayable if he is terminated for “cause” or resigns without “good reason” within 18 months. In addition, the Company is required to (i) pay premiums on a five-year, $2 million term insurance policy on the life of Mr. Green, (ii) obtain and pay premiums of up to $10,000 per annum on a long-term disability policy consistent with his existing policy, (iii) add him to, and pay premiums on, its existing supplemental health policy, and (iv) allow him to participate in the Company’s other employee plans and benefits.

Pursuant to the terms of his employment agreement, on January 11, 2005 Mr. Green also received a grant of stock options to purchase 37,500 shares of the Company common stock at $40.00 per share under the Company’s Stock Option Plan. The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment and generally vest twenty percent (20%) annually, beginning on the first anniversary of the date of grant (subject to acceleration of vesting upon the occurrence of certain events). In the event Mr. Green is terminated without “cause” or he terminates his employment for “good reason” prior to the end of the second year of the term of his employment agreement, all options which would have vested had he remained employed through such two-year period will automatically vest, the remaining options will be canceled, and he will have until the fifth anniversary of the grant date to exercise the vested options.

In the event of termination of Mr. Green’s employment by the Company with “cause,” by him without “good reason,” or due to his death or disability, the employment agreement provides that he will receive his Accrued Rights. In the event of termination of employment by the Company without “cause,” or by Mr. Green with “good reason,” he will receive (i) a lump sum payment, within 60 days of the beginning of the following fiscal year, equal to a pro rata portion of the annual bonus that he would have earned in the year in which termination occurred if he had remained employed, (ii) continuation of base salary payments for eighteen months, (iii) continuation of health insurance coverage, at the Company’s cost, for eighteen months, and (iv) his Accrued Rights. In addition, if the Company elects not to extend the term of the agreement at the end of the initial term or any renewal period, then he will be entitled to receive the same benefits as if he were terminated by the Company without cause, except that the continuation of base salary and health insurance coverage shall be reduced to nine months.

Max Weinstein Employment Agreement

On December 27, 2004, the Company entered into an employment agreement with Max Weinstein, which expires December 31, 2009, pursuant to which he will serve as the Company’s Executive Vice President-Operations. The agreement provides that Mr. Weinstein will receive an annual base salary of $565,000 in calendar 2005, $615,000 in calendar 2006, and $615,000 plus an increase based on changes in the consumer price index, if any, in calendar 2007, 2008 and 2009, or such higher amount as may be established by the Board of Directors.

Mr. Weinstein is also eligible to receive an annual bonus with respect to each calendar year during the term of the agreement of up to 50% of his base salary, based on achievement of Company and individual performance goals approved by the Board of Directors, provided, however, that he is entitled to a minimum annual bonus with respect to 2005 of no less than 25% of his base salary. In addition, the Company is required to (i) pay premiums on a five-year, $2 million term insurance policy on the life of Mr. Weinstein, (ii) pay premiums of up to $5,000 per annum on an individual disability policy or group disability policy for Mr. Weinstein, (iii) pay relocation costs relating to his move from New York to Southern California, up to a maximum of $15,000 (unless a higher amount is agreed to by the Company), (iv) reimburse him for expenses incurred for up to three trips to Southern California for house hunting and review of schooling options, (v) pay him a housing allowance of up to $1,500 per month for a period of up to 6 months, and (vi) allow him to participate in the Company’s other employee plans and benefits.

Pursuant to the terms of his employment agreement, on January 11, 2005 Mr. Weinstein also received a grant of stock options to purchase 25,000 shares of the Company common stock at $40.00 per share and 25,000 shares at $50.00 per share under the Company’s Stock Option Plan. The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment and generally vest twenty percent (20%) annually, beginning on the first anniversary of the date of grant (subject to acceleration of vesting upon the occurrence of certain events). In the event Mr. Weinstein is terminated without “cause” or he terminates his employment for “good reason” prior to the end of the second year of the term of his employment agreement, all options which would have vested had he remained employed through such two-year period will automatically vest, the remaining options will be canceled, and he will have until the fifth anniversary of the grant date to exercise the vested options.

In the event of termination of Mr. Weinstein’s employment by the Company with “cause,” by him without “good reason,” or due to his death or disability, the employment agreement provides that he will receive his Accrued Rights. In the event of termination of employment by the Company without “cause,” or by Mr. Weinstein with “good reason,” he will receive (i) a lump sum payment, within 60 days of the beginning of the following year, equal to a pro rata portion of the annual bonus that he would have earned in the year in which termination occurred if he had remained employed, but if such termination occurs in the first year no less than $141,250, (ii) continuation of base salary payments for eighteen months, (iii) continuation of health insurance coverage, at the Company’s cost, for eighteen months, (iv) $416.67 per month for continuation of his disability policies, (v) continuation of his 5-year term life insurance policy for the lesser of eighteen months or the remaining term of this policy, and (vi) his Accrued Rights.

Elfie Campbell Employment Agreement

On December 17, 2004, the Company entered into an employment agreement with Elfie Campbell, who will serve as the Company’s Executive Vice President—Human Resources, to become effective upon her joining the Company, which is expected to be on or about February 7, 2005. The agreement expires five years after her start date, subject to automatic one-year extensions if neither the Company nor Ms. Campbell notifies the other at least 90 days prior to the original expiration date, or the end of any applicable extension period, that the term shall not be extended. The agreement provides that Ms. Campbell will receive an annual base salary of $355,000, $380,000, $405,000, $430,000 and $455,000 during the first, second, third, fourth and fifth years of the term, respectively. For any extensions of the term beyond the fifth year, her base salary will be determined by the Chief Executive Officer and approved by the Board of Directors.

Ms. Campbell is also eligible to receive an annual bonus with respect to each fiscal year during the term of the agreement of up to 50% of her base salary, based on achievement of Company and individual performance goals approved by the Board of Directors, provided, however, that she is entitled to a minimum annual bonus with respect to the first fiscal year of no less than 25% of her base salary. Ms. Campbell is also entitled to receive a starting bonus of $50,000, which is repayable if she is terminated for “cause” or resigns without “good reason” within 18 months. In addition, the Company is required to (i) pay relocation costs relating to her move from New York to Southern California, up to a maximum of $20,000, (ii) reimburse her for expenses incurred for up to three trips to Southern California for house hunting and review of schooling options, (iii) pay the broker’s commission on her New York residence (estimated to be $50,000) and pay her a “gross-up” to cover the taxes she would owe on such income, (iv) pay her a housing allowance of up to $1,500 per month for a period of up to 6 months, (v) allow her to participate in the Company’s clothing allotment program with an annual allotment of no less than $10,000, and (vi) allow her to participate in the Company’s other employee plans and benefits.

Pursuant to the terms of her employment agreement, on her start date Ms. Campbell will also receive a grant of stock options to purchase 25,000 shares of the Company common stock at $40.00 per share under the Company’s Stock Option Plan. The options will be granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment and generally vest twenty percent (20%) annually, beginning on the first anniversary of the date of grant (subject to acceleration of vesting upon the occurrence of certain events). In the event Mr. Campbell is terminated without “cause” or she terminates her employment for “good reason” prior to the end of the second year of the term of her employment agreement, all options which would have vested had she remained employed through such two-year period will automatically vest, the remaining options will be canceled, and she will have until the fifth anniversary of the grant date to exercise the vested options.

In the event of termination of Ms. Campbell’s employment by the Company with “cause,” by her without “good reason,” or due to her death or disability, the employment agreement provides that she will receive her Accrued Rights. In the event of termination of employment by the Company without “cause,” or by Ms. Campbell with “good reason,” she will receive (i) a lump sum payment, within 60 days of the beginning of the following fiscal year, equal to a pro rata portion of the annual bonus that she would have earned in the year in which termination occurred if she had remained employed, (ii) continuation of base salary payments for eighteen months, (iii) continuation of health insurance coverage, at the Company’s cost, for eighteen months, (iv) if such termination occurs during the first five years of her employment, reimbursement of up to $70,000 for any relocation related expenses if she moves back to New York within 6 months, and (v) her Accrued Rights. In addition, if the Company elects not to extend the term of the agreement at the end of the initial term or any renewal period, then she will be entitled to receive the same benefits as if she were terminated by the Company without cause, except that the continuation of base salary and health insurance coverage shall be reduced to nine months.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 11, 2005, the Board of Directors of the Company appointed Max Weinstein as the Company’s Executive Vice President—Operations. Mr. Weinstein, 57, has managed worldwide operations functions, including product development, production, distribution, information technology and facilities management for Calvin Klein for the past five years, most recently serving as Corporate Senior Vice President, Global Operations. Mr. Weinstein has over thirty years’ experience in the apparel industry. For a description of the employment agreement entered into by the Company with Mr. Weinstein, see “Item 1.01 Entry Into a Material Definitive Agreement.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2005	ST. JOHN KNITS INTERNATIONAL, INCORPORATED (Registrant)

	By:	/s/ Roger G. Ruppert
Roger G. Ruppert Executive Vice President, Finance and Chief Financial Officer

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